UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  March 8, 2007

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                 0-13150              04-2735766
          --------                 -------              ----------
      (State or Other            (Commission          (IRS Employer
        Jurisdiction             File Number)      Identification Number)
     of Incorporation)

   4375 River Green Parkway, Suite 100, Duluth, Georgia           30096
   ----------------------------------------------------           -----
         (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code:  (678) 258-4000
                                                            --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     As disclosed on a Current Report on Form 8-K filed earlier today, the Board of Directors (the "Board") of Concurrent Computer Corporation (the "Company") approved the hiring of Emory O. Berry, 41, of TechCFO LLC, a financial management staffing firm ("TechCFO"), as the Company's Chief Financial Officer, effective March 9, 2007. The Compensation Committee of the Board authorized a new consulting services agreement with Mr. Berry and TechCFO. Pursuant to the agreement, the Company is obligated to pay a monthly fee of $30,000 to TechCFO and grant Mr. Berry 100,000 options at the grant date closing price of $1.52 per share with a four year vesting period. In addition, if the agreement is terminated without cause within twelve months, or between twelve and twenty-four months, TechCFO will be paid a fee of $180,000, or $90,000, respectively. If the agreement is terminated without cause after two years, no termination fee will be paid. In addition, in connection with the engagement, the Company has entered into its standard officer indemnification agreement with Mr. Berry. The indemnification agreement provides a contractual right to indemnification for certain expenses incurred due to actions, suits or other proceedings brought against Mr. Berry in his capacity as an officer or agent of the Company or any of the Company's subsidiaries. The consulting services agreement and the indemnification agreement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference in their entirety.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit Number      Description

99.1 Consulting Services Agreement among the Company, TechCFO and Emory Berry, dated March 8, 2007

99.2 Indemnification Agreement between the Company and Emory Berry, dated March 8, 2007

Signatures
----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CONCURRENT COMPUTER CORPORATION



Date:  March 9, 2007                    By:  /s/ Kirk L. Somers
                                            -----------------------------------
                                                 Kirk L. Somers
                                                 General Counsel

                                  EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

99.1 Consulting Services Agreement among the Company, TechCFO and Emory Berry, dated March 9, 2007

99.2 Indemnification Agreement between the Company and Emory Berry, dated March 9, 2007